ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF

Schedule of Investments

March 31, 2021 (Unaudited)

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS – 100.1%

Equity Fund – 100.1%
iShares Morningstar Mid-Cap Growth ETF†	214,947	$81,282,208
iShares Morningstar Small-Cap Growth ETF†(a)	258,596	77,692,583
Total Exchange Traded Funds
(Cost $142,676,250)		158,974,791

MONEY MARKET FUND – 0.0%**
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.03%(b) (Cost $75,708)	75,708	75,708

REPURCHASE AGREEMENT – 0.0%**(c)
HSBC Securities USA, Inc., dated 03/31/21, due 04/01/21, 0.00%, total to be received $30,152, (collateralized by various U.S. Government Agency Obligations, 0.00%-5.25%, 08/31/21-02/15/51, totaling $30,648)
(Cost $30,152)	$30,152	30,152
Total Investments – 100.1%
(Cost $142,782,110)		159,080,651
Liabilities in Excess of Other Assets – (0.1%)		(139,489)
Net Assets – 100.0%		$158,941,162

ETF - Exchange Traded Fund

**	Less than 0.05%.
†	Affiliated Company.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $30,044; the aggregate market value of the collateral held by the fund is $30,152.
(b)	Rate shown reflects the 7-day yield as of March 31, 2021.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF

Schedule of Investments (continued)

March 31, 2021 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$158,974,791	$–	$–	$158,974,791
Money Market Fund	75,708	–	–	75,708
Repurchase Agreement	–	30,152	–	30,152
Total	$159,050,499	$30,152	$–	$159,080,651

SUMMARY OF SCHEDULE OF INVESTMENTS
% of
Net Assets
Equity Fund	100.1%
Money Market Fund	0.0 **
Repurchase Agreement	0.0 **
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

**	Less than 0.05%.

ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF

Schedule of Investments (continued)

March 31, 2021 (Unaudited)

Affiliated holdings are managed by the Trust or an affiliate of the Trust. Transactions with affiliated holdings during the period ended March 31, 2021 were as follows:

Affiliated Holding Name	Value at 6/30/2020	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 3/31/2021	Value at 3/31/2021	Dividend Income
iShares Morningstar Mid-Cap Growth ETF	$–	$99,729,293	$(27,873,601)	$1,119,860	$8,306,656	214,947	$81,282,208	$28,121
iShares Morningstar Small-Cap Growth ETF	–	74,279,709	(4,729,075)	150,064	7,991,885	258,596	77,692,583	32,848
Total	$–	$174,009,002	$(32,602,676)	$1,269,924	$16,298,541	473,543	$158,974,791	$60,969